EXHIBIT 10.13

          "***" indicates that material has been deleted to maintain the confidentiality of business terms.

                      AMENDMENT TO MASTER CARRIER AGREEMENT

         This amendment, dated as of January 1, 1999, modifies the terms of the Master Carrier Agreement entered into by and among AT&T Corp. ("AT&T") and Tel-Save, Inc. ("Tel-Save") on April 22, 1998, as follows:.

         1. Section 1.1(e) of the Master Carrier Agreement is amended by replacing the current page 6 (bearing the legend "dated 04/22/98 9:48 PM") with revised page 6 (bearing the legend "Added by Amendment dated as of 01/01/99"), as attached to this Amendment.

         2.    Sections 2.2, 3.1(a),  3.1(b),  3.2(c),  and 3.2(d) of the Master
Carrier Agreement are amended by replacing the current pages 10-13 (bearing the legend "dated 04/22/98 9:48 PM") with revised pages 10-13.1 (bearing the legend "Added by Amendment dated as of 01/01/99"), as attached to this Amendment.

         3. The introductory paragraph of Section 1 of Attachment A of the Master Carrier Agreement is revised by replacing the current page 1 (bearing the legend dated 04/22/98 9:48 PM) with revised page 1 (bearing the legend "Added by Amendment dated as of 01/01/99"), as attached to this Amendment.

         4. Section 1.2 of Attachment A of the Master Carrier Agreement is revised by replacing the current page 5 (bearing the legend dated 04/22/98 9:48
PM) with revised page 5 (bearing the legend "Added by Amendment dated as of 01/01/99"), as attached to this Amendment.

         5. A new Section 1.5 is added to Attachment A of the Master Carrier Agreement by replacing the current page 7 (bearing the legend dated 04/22/98 9:48 PM) with revised page 7 and new pages 7.1-7.20 (each bearing the legend "Added by Amendment dated as of 01/01/99"), as attached to this Amendment.

         6. Attachment D of the Master Carrier Agreement is revised by replacing the current Attachment D with the revised Attachment D (bearing the legend "Added by Amendment dated as of 01/01/99"), as attached to this Amendment.

                                      * * *

         AT&T and Tel-Save, acting through their duly authorized representatives, hereby agree to the terms set forth in this Amendment, and warrant that their respective signatories whose signatures appear below have been and are of the date of this Amendment duly authorized by all necessary and appropriate corporate action to execute this Amendment.

TEL-SAVE,  INC.                                      AT&T CORP.

By:                                                  By:
   ------------------------                             ------------------------

---------------------------                          ---------------------------
(Typed or printed name)                              (Typed or printed name)


---------------------------                          ---------------------------
(Title)                                              (Title)


---------------------------                          ---------------------------
(Date)                                               (Date)

            REVISED PAGE 6, 10-13.1 OF THE MASTER CARRIER AGREEMENT,

                 REVISED PAGES 1, 5 AND 7-7.20 OF ATTACHMENT A,

                            AND REVISED ATTACHMENT D







                   AT&T/Tel-Save Confidential and Proprietary

          (d) AT&T MEGACOM(R) Service, as described and defined in AT&T Tariff F.C.C. No. 1, as amended from time to time.

          (e) AT&T 800 Services, as described and defined in AT&T Tariff F.C.C. Nos. 2 and 14, as amended from time to time, consisting of: basic AT&T 800 Service-Domestic; basic AT&T 800 Service-Canada; basic AT&T 800 Service-Mexico; basic AT&T 800 Service-Overseas; AT&T 800 Plan K; AT&T MEGACOM 800 Service-Domestic; AT&T MEGACOM 800 Service-Canada; AT&T MEGACOM 800
Service-Mexico; AT&T MEGACOM 800 Service-Overseas; AT&T 800 READYLINE(R) Service-Domestic; AT&T 800 READYLINE Service-Canada; AT&T 800 READYLINE Service-Mexico; AT&T 800 READYLINE Service-Overseas; and AT&T 800 READYLINE Service-Puerto Rico and the U.S. Virgin Islands.

          (f) AT&T Private Line Services (AT&T ACCUNET T1.5 Service and AT&T ACCUNET T45 Service), as defined and described in AT&T Tariff F.C.C. No. 9, as amended from time to time.

          (g)  AT&T  1.544  Mbps  Echo   Cancellation.   AT&T  1.544  Mbps  Echo
Cancellation is an Office Function providing non-frequency selective echo cancellation in AT&T's central office to improve the quality of an AT&T T1.5 Inter Office Channel used for voice transmissions. Echo cancellation is disruptive to data transmissions at speeds of 64 kbps and higher, and is only available on an AT&T T1.5 Inter Office Channel that is designated by Tel-Save for use for voice transmissions, provided that the Local Channel associated with the IOC terminates at a Tel-Save designated location. If data transmissions at speeds below 64 kbps over an IOC conditioned with Echo Cancellation are disrupted, AT&T will work with Tel-Save in an effort to determine the cause of the disruption. No [The next page of this Agreement is page 7, dated 04/22/98 9:48 PM]



                                                        Added by Amendment dated
                                                                  as of 01/01/99

1.6  DISCONTINUANCE OF CONTRACT TARIFF 1715

     (a) Effective as of the Commencement Date, Tel-Save discontinues its subscription to AT&T Contract Tariff 1715 ("CT 1715"), pursuant to CT 1715, Se4ction 6.E. A Termination Charge will apply as provided in that Section. AT&T will provide a limited-purpose credit under this Agreement in an amount equal to the amount of such Termination Charge. The credit will be applied to offset the amount of such Termination Charge, and cannot be applied against any other charges.

     (b) Except as specified in this Section 1.6, Tel-Save shall not seek to discontinue without liability any AT&T term plans. Contract Tariffs, or other serving arrangements in connection with its order for service under this Agreement.



                  2. TERM OF AGREEMENT AND RELATED PROVISIONS

2.1 EFFECTIVE DATE: COMMENCEMENT DATE.

     The "Effective Date" of this Agreement shall be the date on which it is executed by each party. The "Commencement Date" shall be May 1, 1998. The rates, terms and conditions provided under this Agreement will not apply the Commencement Date.


2.2 TERM OF AGREEMENT.

     The "Term" of this Agreement begins on the Commencement Date and ends on the date before the third-year anniversary of the Commencement Date. However, with respect to the Services specified in Section 6 of Attachment D, the Term is as follows: for Section 6.1(a) the Term for Private Line Services shall begin on 1/1/1999 and end on 12/31/2004; for Section 6.1(b) the Term for Private Line Services shall begin on 1/1/1999 and end on 12/31/1999; and




                                                        Added by Amendment dated
                                                                  as of 01/01/99
for Section 6.1(c) the Term for Private Line Services shall begin on 1/1/1999 and end on 12/31/2002.



                                 3. COMMITMENTS


3.1  MINIMUM ANNUAL REVENUE COMMITMENT.

     (a) The Minimum Annual Revenue Commitment ("MARC") is fifty million dollars ($50,000,000) for the first and second years of the Term, and thirty-five million dollars ($35,000,000) for the third year of the Term. Each such year is sometimes referred to as a "MARC Period." The total charges for the Services set forth in 1.1 and 1.2(a), together with the total charges incurred by Tel-Save for service under AT&T Contract Tariff No. 2039, net of all discounts and credits other than credit allowances for interruptions and outages, ("Total Qualified Charges") shall be applied to satisfy the MARC for the year in which the charges are incurred. Notwithstanding any other provision of this Agreement, 5 separate Private Line Services MARC of four million eight hundred thousand dollars ($4,800,000) shall apply from 1/1/99 to 12/31/04 for AT&T ACCUNET T1.5 Service IOCs, as specified in Section 6.1(a) of Attachment D. If, at the end of any Private Line Services MARC period, the total Charges incurred by Tel-Save for AT&T ACCUNET T1.5 Service IOCs for that Private Line Services MARC period has not exceeded the Private Line Services MARC for that period, Tel-Save shall pay a Shortfall Charge equal to sixty-five (65%) of the difference between the Private Line Services MARC and the amount of the total charges for AT&T ACCUNET T1.5 Service IOCs incurred by Tel-Save for that Private Line Services MARC period.

     (b) If, at the end of any month in the second or third years of the Term, the Total Qualified Charges incurred by Tel-Save during the Term is least one hundred and ten million




                                                        Added by Amendment dated
                                                                  as of 01/01/99
dollars ($110,000,000) and Tel-Save is current in payments to AT&T for all telecommunications services, Tel-Save may, for the remainder of the Term, continue to purchase Services under this Agreement, without any MARC or MAP obligations. Tel-Save will be considered current in payment to AT&T under this Agreement if all billed and outstanding charges are paid, except for any amount for which the date for timely payment under Section 6.1(e) has not yet occurred. This section shall not apply to the separate Private Line Services MARC.

     (c) In the event that Tel-Save exercises its right to terminate affected service components under Section 5.2(b), the MARC will be reduced (for the then-current MARC Period) by the average monthly charges associated with such service components during the three full billing months prior to the event giving rise to the right to terminate, times the number of full or partial months remaining in the MARC Period during which the service components were terminated, and (for each remaining full MARC Period) by the average monthly charges associated with such service components during the three full billing months prior to the event giving rist to the right to terminate, times twelve.

     (d) If, at the end of any MARC Period, the Total Qualified Charges incurred by Tel-Save for that period have not exceeded the MARC, Tel-Save shall pay a MARC Shortfall Charge. The MARC Shortfall Charge will vary as follows:





                                                        Added by Amendment dated
                                                                  as of 01/01/99

IF THE TOTAL QUALIFIED CHARGE ARE                  THE MARC SHORTFALL CHARGE IS
More than 80% of the MARC ..................       3% of the Total Qualified Charges
More than 60%, but not more than 80%, of the
 MARC ......................................       5% of the Total Qualified Charges
More than 40%, but not more than 60%, of the
 MARC ......................................       8% of the Total Qualified Charges
More than 20%, but not more than 40%, of the
 MARC ......................................       10% of the Total Qualified Charges
10% or less of the MARC ....................       Two million five hundred thousand dollars

     (e) In the event that this Agreement is terminated during MARC Period for any reason for which a Termination Charge does not apply, the MARC for that partial period will be adjusted by multiplying that full MARC by the number of full months of service in the MARC Period prior to the date of termination, and dividing by 12. For purposes of determining the amount of any MARC Shortfall Charge, the adjusted MARC will apply for an adjusted MARC Period, consisting of the same months counted in calculating the adjusted MARC. For example, if this Agreement is terminated during month ten of the second year of the Term, the adjusted MARC would be $50 million x 9/12, or $37.5 million. If the Total Qualified Charges incurred by Tel-Save during the first nine full months of the MARC Period were only $28 million (75% of the adjusted MARC), the MARC Shortfall Charge would be 5% of $28 million, or $1.4 million.

3.2  MINIMUM ANNUAL PERCENTAGE.

     (a) Except as provided in Section 3.1(b), the Minimum Annual Percentage ("MAP")


                                                        Added by Amendment dated
                                                                  as of 01/01/99

                                     -13.1-

shall apply for each year of the Term, each of which is sometimes referred to as a "MAP Period."

     (b) In the event that this Agreement is terminated for any reason in the middle of a MAP Period, the MAP shall apply for the portion of that period ending as of the date of such termination.

     (c) The MAP and Private Line Services MAP apply to Tel-Save and its Affiliates, collectively. (An entity is an "Affiliate" of a party of the entity owns a controlling interest in the party or an Affiliate of Tel-Save will continue to be subject to the MAP requirements of this Agreement until AT&T received notice from Tel-Save advising that such entity is no longer a Tel-Save Affiliate.

     (d) The MAP shall be ninety percent (90%) for all domestic outbound and inbound voice InterLATA services ("MAP Services"). Notwithstanding and otherprovision of this Agreement, a separate Private Line Services MAP of ninety percent (90%) shall apply from 1/1/99 to 12/31/04 for all Private Line Service and capacity needs, including T.1, T.45, OC3, OC12, and OC48 IOCs. All references to MAP in Section 3.2 of this Agreement shall be deemed to be both references to both MAP and Private Line Services MAP.

     (e) Within sixty (60) days after the end of any period for which the MAP applies, Tel-Sve shall certify to AT&T in writing:

      [The next page of this Agreement is page 14, dated 04/22/98 9:48 PM]





                                                        Added by Amendment dated
                                                                  as of 01/01/99

AT&T NETWORK CONNECTION PLATFORM                                    ATTACHMENT A
                                                                    Page 1 of 14

                        AT&T NETWORK CONNECTION PLATFORM
                        --------------------------------

                            1. SERVICE DESCRIPTIONS
                               --------------------
                                      * * *

PRICING                                                             ATTACHMENT D
                                                                    Page 1 of 50


                                    PRICING
                                    -------
                                     * * *